UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On December 13, 2021, 3M Company (the “Company”), Garden SpinCo Corporation, a wholly owned subsidiary of the Company (“SpinCo”), Neogen Corporation (“Neogen”) and Nova RMT Sub, Inc., a wholly owned subsidiary of Neogen (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company’s food safety business (the “SpinCo Business”) will combine with Neogen in a Reverse Morris Trust transaction.

Immediately prior to the Merger (as defined below) and pursuant to a Separation and Distribution Agreement, dated as of December 13, 2021, among the Company, SpinCo and Neogen (the “Separation Agreement”), the Company will, among other things, and subject to the terms and conditions of the Separation Agreement, transfer the SpinCo Business to SpinCo and its subsidiaries (the “Reorganization”) and, in connection therewith, will distribute (the “Distribution”) to the Company’s common stockholders shares of common stock, par value $0.01 per share, of SpinCo (the “SpinCo Common Stock”), as further described below.

Immediately following the Distribution, in accordance with and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into SpinCo (the “Merger”), with SpinCo continuing as the surviving company in the Merger and as a wholly owned subsidiary of Neogen.

Agreement and Plan of Merger

Upon consummation of the transactions contemplated by the Merger Agreement, each share of SpinCo Common Stock outstanding will automatically be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of Neogen (“Neogen Common Stock”), at an exchange ratio calculated such that following the Merger former holders of SpinCo Common Stock will own, in the aggregate, 50.1% of the issued and outstanding Neogen Common Stock and the existing holders of Neogen Common Stock will own, in the aggregate, 49.9% of the issued and outstanding Neogen Common Stock.

The Merger Agreement provides that, in connection with the Merger, two individuals to be designated by the Company will be added to Neogen’s Board of Directors as of the effective time of the Merger.

The Merger Agreement contains customary representations and warranties made by each of the Company, SpinCo, Neogen and Merger Sub. The Company, SpinCo, Neogen and Merger Sub have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to use reasonable best efforts to conduct their respective operations in the ordinary course of business in all material respects (with respect the Company, solely related to the SpinCo Business) and (ii) not to take certain actions prior to the closing of the Merger (“Closing”) without the prior written consent of the other party.

In addition, Neogen has agreed (i) to cause a stockholder meeting to be held for the purpose of voting upon (A) the issuance of shares of Neogen Common Stock (the “Stock Issuance”) and (B) certain amendments to the certificate of incorporation (the “Charter Amendment”) and the bylaws of Neogen (the “Bylaws Amendment” and together with the Stock Issuance and the Charter Amendment, the “Stockholder Proposals”), (ii) not to solicit alternative transactions and (iii) subject to certain exceptions, to recommend that Neogen’s stockholders vote in favor of the Stockholder Proposals and not to engage in any negotiations or discussions, or furnish any nonpublic information relating to Neogen or its subsidiaries, in connection with any alternative transactions.

Consummation of the Merger is subject to satisfaction or waiver of a number of conditions, including, among others, (i) the Reorganization and the Distribution and the other transactions contemplated by the Separation Agreement to occur prior to the Distribution having taken place in accordance with the Separation Agreement in all material respects; (ii) the effectiveness of Neogen’s registration statement registering Neogen Common Stock to be issued pursuant to the Merger Agreement and SpinCo’s registration statement registering the SpinCo Common Stock in connection with the Distribution; (iii) approval of the Stockholder Proposals by the requisite vote of Neogen’s stockholders; (iv) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by certain foreign regulatory authorities; (v) approval by Nasdaq of the listing of shares of Neogen Common Stock issuable pursuant to the Merger, subject to official notice of issuance, (vi) the Company’s receipt of a private letter ruling from the Internal Revenue Service regarding U.S. federal income tax consequences of the transactions contemplated by the Merger Agreement and Separation Agreement, and certain other rulings issued by the Internal Revenue Services or foreign tax authorities, (vii) receipt of legal opinions with respect to the tax-free nature of the proposed transaction, (viii) subject to certain exceptions, the consummation of the Debt Exchange described below, and (ix) receipt by the Company of the SpinCo Cash Distribution (as defined below). The parties have agreed to use their respective reasonable best efforts to obtain all necessary approvals from Governmental Authorities (as defined in the Merger Agreement) and third parties to consummate the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement provides for certain mutual termination rights of the Company and Neogen, including the right of either party to terminate the Merger Agreement: (i) if the Merger is not consummated prior to December 13, 2022, which is subject to an automatic extension to March 13, 2023 in connection with receipt of regulatory clearance (the “Outside Date”); (ii) if a Governmental Authority has permanently prohibited, restrained, made illegal the consummation of the Merger or the other transactions contemplated under the Merger Agreement; and (iii) if the approval of the Stockholder Proposals (with respect to the Stock Issuance, Charter Amendment and Bylaws Amendment) has not been obtained at a duly convened meeting of Neogen’s stockholders.

Each party has the right to terminate the Merger Agreement in the event that the other party breaches any of its representations, warranties, covenants or other agreements in the Merger Agreement such that the related closing condition would not be satisfied at Closing subject to a 60-day cure right for breaches capable of being cured. The Company has the right to terminate the Merger Agreement if Neogen’s board of directors has effected an adverse recommendation change prior to receipt of Neogen stockholder approval of the Stockholder Proposals.

In addition, the Merger Agreement provides that Neogen will have to pay the Company a termination fee equal to $140,000,000 in the event that the Company has terminated the Merger Agreement due to an adverse recommendation change by Neogen’s board of directors, or if the Merger Agreement has been terminated in certain circumstances where a proposal to acquire Neogen has been publicly announced and not publicly withdrawn and within 12 months after the date of such termination Neogen either enters into a definitive agreement with respect to an acquisition of Neogen or such an acquisition has been consummated.

In connection with the Merger Agreement and the Separation Agreement, SpinCo will (i) incur certain indebtedness, (ii) pay a cash distribution to the Company (the “SpinCo Cash Distribution”) and (iii) in certain circumstances, issue to the Company debt instruments of SpinCo (the “SpinCo Debt Distribution”) on terms determined in accordance with the Merger Agreement, in an aggregate amount to be determined in accordance with the Separation Agreement referred to below, with the SpinCo Debt Distribution being subject to potential adjustments under the terms of the Separation Agreement. The Company expects to exchange the SpinCo debt instruments for outstanding debt obligations of the Company to be identified by the Company (the “Debt Exchange”). Each of the Company and Neogen will use reasonable best efforts to facilitate the Debt Exchange. Unless the Company has waived the condition in the Merger Agreement requiring consummation of the Debt Exchange, if the Debt Exchange is unable to be consummated via the issuance or incurrence of indebtedness within the parameters set forth in the Merger Agreement, the parties agree that the Company may, but shall not be required to, complete the issuance or incurrence of the Debt Exchange outside such parameters to the extent necessary to consummate the Debt Exchange prior to the Distribution, as determined by the Company in good faith, after reasonable consultation with Neogen.

Separation Agreement

The Separation Agreement governs the rights and obligations of the Company, Neogen and SpinCo regarding the Reorganization, and provides, among other things, for the transfer by the Company to SpinCo of certain assets, and the assumption by SpinCo of certain liabilities, related to the SpinCo Business. The Separation Agreement also governs the rights and obligations of the Company and SpinCo regarding the Distribution. At the Company’s election, the Distribution may be effected by means of either (i) a distribution to the Company’s stockholders of shares of SpinCo Common Stock (“Spin-Off”) or (ii) consummation of an offer to exchange outstanding shares of the Company’s Common Stock for shares of SpinCo Common Stock (“Exchange Offer”), which may be followed by a pro-rata, clean-up distribution of any unsubscribed shares of SpinCo Common Stock, or (iii) a combination of a Spin-Off and an Exchange Offer.

The Separation Agreement also sets forth other agreements among the Company, SpinCo and Neogen related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts and the obtaining of necessary governmental approvals and third-party consents. The Separation Agreement also sets forth agreements that will govern certain aspects of the relationship between the Company, SpinCo and Neogen after the Distribution, including provisions with respect to release of claims, indemnification, access to financial and other information and access to and provision of records.

In addition to the distribution of shares of SpinCo Common Stock to the Company’s stockholders by way of the Spin-Off or Exchange Offer and the Debt Exchange, SpinCo will transfer to the Company an amount of cash determined in relation to the adjusted bases of the assets transferred to SpinCo, subject to a customary net working capital adjustment.

Consummation of the Distribution is subject to a number of conditions, including, among others, (i) the completion of the Reorganization, (ii) receipt of customary solvency and surplus opinions, (iii) the Company’s receipt of certain tax opinions, (iv) the Company’s receipt of a private letter ruling from the Internal Revenue Service regarding U.S. federal income tax consequences of the transactions contemplated by the Merger Agreement and Separation Agreement, and certain other rulings issued by the Internal Revenue Services or foreign tax authorities, and (v) the satisfaction or waiver of all conditions under the Merger Agreement (other than those conditions that are to be satisfied substantially contemporaneously with the Distribution and/or the Merger, provided that such conditions are capable of being satisfied at such time).

Certain additional agreements have been or will be entered into in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement, including, among others:

•

an Asset Purchase Agreement between the Company and Neogen, pursuant to which the Company will transfer certain assets and liabilities through a direct asset sale in exchange for cash, including certain local transfer documents that may be required pursuant to applicable local law to effect the transactions contemplated by the Asset Purchase Agreement;

•

an Employee Matters Agreement among the Company, SpinCo and Neogen, which will govern, among other things, the Company, SpinCo and Neogen’s obligations with respect to current and former employees of the SpinCo Business;

•

a Transition Services Agreement among the Company, Neogen and SpinCo, pursuant to which each of the Company and Neogen (as applicable) will, on a transitional basis, provide the other party with certain support services and other assistance after Closing;

•

a Transition Distribution Services Agreement among the Company, Neogen and SpinCo, which sets forth the terms and conditions pursuant to which the Company will act as a distributor and provide certain services related to the shipment and sale of certain products for Neogen for a limited period following the Closing;

•

a Transition Contract Manufacturing Agreement among the Company, Neogen and SpinCo, which sets forth the terms and conditions pursuant to which the Company will act as a manufacturer and sell to Neogen certain products for a limited period following the Closing;

•

a Tax Matters Agreement among the Company, Neogen and SpinCo, which governs, among other things, the Company, SpinCo and Neogen’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and Merger Agreement and certain other tax matters;

•

a Real Estate License Agreement between the Company (or one of its affiliates) and Neogen, pursuant to which the Company will provide a license to Neogen such that certain of its employees may use certain of the Company’s premises for a limited period following the Closing;

•

a Transitional Trademark License Agreement among the Company, SpinCo, Neogen and 3M Innovative Properties Company, pursuant to which Neogen and SpinCo, and their respective affiliates, will receive a transitional license to continue using certain trademarks owned by the Company in connection with the manufacturing, distribution and sale of existing inventory and products; and

•

an Intellectual Property Cross License Agreement between the Company and SpinCo, pursuant to which the Company and SpinCo will grant and receive licenses to use certain intellectual property owned or controlled by the granting party as of the Distribution.

Commitment Letter

On December 13, 2021, SpinCo entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPM”) and Goldman Sachs Bank USA (together with JPM, the “Lenders”) pursuant to which the Lenders have committed to provide a senior secured 364-day term loan bridge credit facility (the “Bridge Facility”) in an amount up to $1 billion to SpinCo in connection with the transactions contemplated by the Merger Agreement, the Separation Agreement and the Asset Purchase Agreement, such commitment amount to be reduced by, among other things, the amount of (a) any senior notes issued by SpinCo and/or its affiliates and/or (b) any borrowings by SpinCo and/or its affiliates under a senior secured term loan facility, as more fully set forth in the Commitment Letter. The proceeds of any loans under the Bridge Facility will be used by SpinCo to fund, in part, a cash transfer to the Company and to otherwise fund the other transactions contemplated by the Merger Agreement, the Separation Agreement and the Asset Purchase Agreement and to pay related transaction fees and expenses. The commitments under the Commitment Letter are subject to customary closing conditions. If the Bridge Facility is funded, upon consummation of the Merger, SpinCo will become a wholly owned subsidiary of Neogen and thereafter, Neogen and its material U.S. wholly-owned subsidiaries will become guarantors of the Bridge Facility and will pledge substantially all their assets to secure the obligations thereunder (in each case subject to certain customary exceptions).

The Merger Agreement and the Separation Agreement have been filed, and the above descriptions have been included, to provide investors and securityholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the Company, Neogen, SpinCo, Merger Sub, their respective subsidiaries or affiliates, or the SpinCo Business. The Merger Agreement and the Separation Agreement each contain representations and warranties that the Company and SpinCo, on the one hand, and Neogen and Merger Sub on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to such agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreements. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

The foregoing summary descriptions of the Merger Agreement, the Separation Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement and the Separation Agreement, copies of which are attached hereto as Exhibit 99.1 and Exhibit 9.2, respectively, and the terms of which are incorporated herein by reference.

Cautionary Notes on Forward-Looking Statements

This communication includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between the Company, Neogen and SpinCo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined Neogen-SpinCo company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on the Company and Neogen’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the Company and Neogen’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Neogen may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the Company, Neogen and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined Neogen-SpinCo company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Neogen and SpinCo, on the expected timeframe or at all; (6) the ability of the combined Neogen-SpinCo company to implement its business strategy; (7) difficulties and delays in the combined Neogen-SpinCo company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; (14) the risks that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of the Company; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in the Company and Neogen’s reports filed with the SEC, including the Company and Neogen’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of the Company, Neogen or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Neogen and SpinCo intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus relating to the proposed transaction. In addition, SpinCo expects to file a registration statement in connection with its separation from the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NEOGEN, SPINCO AND THE PROPOSED TRANSACTION. The proxy statement, prospectus and/or information statement and other documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov.The proxy statement, prospectus and/or information statement and other documents (when they become available) can also be obtained free of charge from the Company upon written request to 3M Investor Relations Department, Bldg. 224-1W-02, St. Paul, MN 55144, or by e-mailing investorrelations@3M.com or upon written request to Neogen’s Investor Relations, 620 Lesher Place, Lansing, Michigan 48912 or by e-mailing ir@neogen.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, the Company, Neogen and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Neogen in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Neogen in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Neogen may be found in its Annual Report on Form 10-K filed with the SEC on July 30, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on August 31, 2021. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K filed with the SEC on February 4, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting of Stockholders filed with the SEC on March 24, 2021. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Agreement and Plan of Merger, dated December 13, 2021, by and among 3M Company, Garden SpinCo Corporation, Neogen Corporation and Nova RMT Sub, Inc.

99.2*	Separation and Distribution Agreement, dated December 13, 2021, by and among 3M Company, Garden SpinCo Corporation and Neogen Corporation

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
* Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Ivan K. Fong
Ivan K. Fong,
Executive Vice President, Chief Legal and Policy Officer & Secretary

Dated: December 16, 2021